Exhibit 99.1

USDC Needham Display Industry Investment Conference MARCH 24, 2004

Brillian Corporation Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings.

Agenda Vision, Opportunity, Markets, Technology and Core Competencies Vince Sollitto, CEO Financials, Business Model and Opportunity for Investors Wayne Pratt, CFO

Executive Summary HDTV creates increased demand for large-screen TVs Microdisplay-based RPTVs are poised for rapid growth LCoS(r) is the performance and cost leader in microdisplay- based RPTVs LCoS(r) Gen II delivers sustainable technology leadership in microdisplay-based RPTVs Expandable architecture supports enhanced customer configuration Pure-play LCoS(r) RPTV investment opportunity

Company Snapshot Founded within TFS in 1997 Investment more than $100M Shipping imagers since March 2000 Introduced LCoS(r) Gen II in early 2003 Announced plans to build RPTV in November 2003 Facilities in Tempe, Arizona and Boulder, Colorado 87 employees

What is Liquid Crystal on Silicon? Leverages two major technologies Semiconductor Liquid Crystal LCoS(r) is Brillian's trademarked name for liquid crystal on silicon Silicon CMOS Glass Liquid Crystal Seal

Total Large-Area Display Market 2004 2005 2006 2007 East 6909 8692 10311 12365 All Technologies Source: Stanford Resources

>50" Television Market New technologies displace CRT Microdisplay RPTV growing at 55% CAGR 2002 2003 2004 2005 2006 2007 CRT Rear Projection 2799 2922 3120 3023 2645 2086 Plasma 27 137 321 750 1367 2169 Microdisplay Rear-Projection 47 238 479 740 1026 1357 LCD 0 0 13 38 100 282 By Technology

Projection Microdisplay Market Source: Stanford Resources 2004 2005 2006 2007 761 1259 1769 2367 All Technologies

Microdisplay-based RPTV Comparison 2003 2004 2005 LCoS(r) Gen II LCoS(r) Gen II $3-7K $4-8K Integrated Monitor^Integrated 100% 100% >93% 93% >500 cd/m2 500 cd/m2 >2500:1 Up to 2500:1 57" to 75" 65" 2005 2004 DLP, HTPS, LCoS Technology $5-10K Price Monitor only Integration 80% of total 16:9 Aspect Ratio 87% to 93% Fill Factor <400 cd/m2 Brightness 500:1 Contrast Ratio 50" to 57" Screen Size 2003 Year BRILLIAN

HIGH IMAGE QUALITY PERFORMANCE LOW IMAGE QUALITY PERFORMANCE LOW COST HIGH COST Consumer HDTV Technology Positioning HTPS CRT TFT-DV DLP(tm) Liquid Crystal on Silicon Gen I Plasma-DV DLP(tm) - trademark of TI

TFT Direct View - Snapshot TFT - Direct View Expected to dominate the <40" category Good color depth, but pixelated image Moderate contrast Limited video response

Plasma Snapshot Plasma Being pushed out of <40" by TFT Pixelated image Short lifetime Expensive to produce

Source: TI DLP Snapshot DLP - Digital Micromirror Display (DMD) Electro-mechanical pixels and color management Sole source - TI Rapid initial momentum Single panel - field-sequential grayscale and color Slow migration to 1080p HDTV format

HTPS Snapshot High-Temperature Polysilicon - PSi Projection Transmissive technology with backlight Three panels to generate color Sole source - Seiko Epson Moderate response time for video Lowest HDTV contrast in market Lifetime concerns Slow migration to 1080p resolution for HDTV LCD LCoS Actual Images* *Taken on a 3.2M pixel digital camera in Macro mode at 3X zoom and 12" from screen

Liquid Crystal on Silicon - Gen I The Promise: High-density pixels High percentage use of active area (~90%) per pixel High integration capabilities (all electronics behind the pixel and perimeter) Precision control of voltages for accurate color reproduction High degree of uniformity Ability to scale more easily to higher resolutions (1080i/p+) Lowest cost-per-pixel

Image source: Displaysearch, PISC Conference Moving Targets The advantages of LCoS Gen I over PSi, DLP and TFT narrowed DLP - Improving dark state performance and improving video performance HTPS - Improving aperture ratio and video response time required for video content Plasma - Reducing costs TFT - Increasing glass size processing capabilities with Gen 6 fabs

HDTV Large-Area Display Technology Overview HIGH IMAGE QUALITY PERFORMANCE LCoS(r) Gen II HTPS Plasma-DV CRT TFT-DV DLP Liquid Crystal on Silicon Gen I LOW IMAGE QUALITY PERFORMANCE LOW COST HIGH COST

LCoS(r) Gen II Maintain Features of Liquid Crystal on Silicon - Gen I High aperture ratio (>92%) Smooth analog grayscale Large color palette Smallest pixel geometry Fast migration to 1080p resolution And now, LCoS(r) Gen II offers: New device structure with more integration Exceptional dark state performance Higher contrast (Up to 2500:1) Faster response time (<10mS) Longer lifetime Best cost-per-pixel LCoS(r) Gen II HDTVs set new benchmarks in overall performance

Why LCoS(r) Gen II Succeeds Consumers see the difference Takes advantage of DLP momentum Liquid crystal on silicon developers are taking the offensive in the HDTV product value chain Controlling the display manufacturing and quality processes Developing optimized engine architectures Creating strategic partnerships Brillian is driving the above, plus: Vertical integration offering one-stop shop to OEMs/channel owners Optimizing the drive electronics, illumination system, color management, optical systems, etc. on a "system" level for LCoS(r) Gen II Driving system integration for further cost reduction Ultimately offering the best cost-per-pixel for superior image quality

Existing channel Integrated high-end TV + set-top offerings Existing channels Broad range from mass- merchandising to value-add Private-label TVs Existing channels Many players Broad range from mass volume to high-end boutique Existing channels Looking for complementary products Fully integrated Asian, European CHARACTERISTICS Cable TV Satellite Set-top box manufacturers Retail outlets Consumer electronic OEMs PC OEMs Vertically integrated TV manufacturers CATEGORIES EMERGING 2 TO 5 YRS EMERGING 1 TO 2 YRS EXISTING MARKET The Emerging Market Engaged with significant players in the emerging markets Large-Screen, High-Performance TVs

Projection TV Timeline Technology Investigations, Decisions 1Q-2Q, 2003 Technology Lab Evaluation 2Q/3Q, 2003 Finalize Technology Platform 3Q, 2003 Finalize Industrial Design End of 3Q, 2003 Prototypes 1Q, 2004 Market Test 2Q, 2004 Production Ramp 3Q, 2004 Production in Volume End of 3Q, 2004

Strategic Relationships MODEL #BR6501

Manufacturing Process 24 CONFIDENTIAL

Other LCoS Opportunities

+1M 500k 250k 100k 50k 25k 10k 5k <1k HMD Price Drives Volume ANNUAL VOLUME +$5000 $3000 $2000 $1000 $500 $250 $200 $100 Night Vision Systems Avionics HMD Augmented Reality Videography HMD Wearable PC 2003-2004 2005+ PC Gaming HMD Stereo HMD Console Gaming HMD New 3D Video Gaming HMD New PVR HMD 1998-2002 Consumer Commercial Ind., Med, Mil PRICE PER UNIT

Agenda Vision, Opportunity, Markets, Technology and Core Competencies Vince Sollitto, CEO Financials, Business Model and Opportunity for Investors Wayne Pratt, CFO

December 31, 2003 Balance Sheet Shares outstanding 5.4M Total assets $40M Cash $14M Total stockholders' equity $39M Net tangible book value $23M No Debt

Target Business Model Revenue 100% Gross margin 35% S, G & A 10% R&D 12% Operating profit 13% Required Scale is $20 to 25M/Quarter (2005)

Step 1 to be achieved as early as Q3 '04 Step 2 to be achieved as early as Q4 '04 Target Model Performance expected in 2005 Accelerated growth rates would require access to additional working capital 13% 0% (50)% (1,635)% OPERATING PROFIT 12% 13% 30% 599% R&D 10% 12% 20% 404% SG&A 35% 25% 0% (632%) GROSS MARGIN 100% 100% 100% 100% REVENUE $20-25M $14-16M $5-6M $0.36M REVENUE $/QTR TARGET STEP 2 STEP 1 Q4 '03 $ IN MILLIONS Achieving the Model

Investment Opportunity Large-Area Displays Very attractive investment opportunity Large and rapidly growing market - est. CAGR 22% 2004-2007 Microdisplay-based RPTV Rapidly growing market - est. CAGR 55% 2003-2007 Two basic technologies: DLP - Texas Instruments proprietary technology Liquid Crystal on Silicon - A few fragmented small players and large vertically integrated companies Brillian offers a high-leverage, pure-play LCoS(r) RPTV investment opportunity

Executive Summary HDTV creates increased demand for large-screen TVs Microdisplay-based RPTVs are poised for rapid growth LCoS(r) is the performance and cost leader in microdisplay- based RPTVs LCoS(r) Gen II delivers sustainable technology leadership in microdisplay-based RPTVs Expandable architecture supports enhanced customer configuration Pure-play LCoS(r) RPTV investment opportunity

www.brilliancorp.com